UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2026
___________________
MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
___________________

Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 30, 2026, MongoDB, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders approved amendments to the Company's Amended and Restated Certificate of Incorporation (the "Existing Charter") to eliminate supermajority vote requirements (the "Supermajority Removal Amendment"). A summary of the Supermajority Removal Amendment was included in Proposal 4 in the Company's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on May 19, 2026 and the supplement to the definitive proxy statement, filed with the SEC on June 1, 2026 (together, the "Proxy Statement"), which summary is incorporated herein by reference and is qualified in its entirety by reference to the full text of the new Twelfth Amended and Restated Certificate of Incorporation filed herewith as Exhibit 3.1 (the "Amended and Restated Charter").
The Amended and Restated Charter of the Company was filed with the Secretary of State of the State of Delaware on July 1, 2026 and became effective on July 1, 2026.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 30, 2026, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement.
Proposal 1 – Election of Directors.
Each of Archana Agrawal, Hope Cochran and Dwight Merriman was elected to serve as a Class III director of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders and until his or her successor has been duly elected, or if sooner, until the director’s death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Archana Agrawal	46,240,992	12,616,760	9,262,190
Hope Cochran	42,656,764	16,200,988	9,262,190
Dwight Merriman	47,316,152	11,541,600	9,262,190
Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,364,797	6,338,858	154,097	9,262,190
Proposal 3 – Ratification of the selection of Independent Registered Public Accounting Firm.
The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2027, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,331,456	2,754,179	34,307	—

Proposal 4 – Approval of an amendment to the Company's Existing Charter to eliminate supermajority vote requirements.
The stockholders approved an amendment to the Company’s Existing Charter to eliminate supermajority vote requirements, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,762,935	68,287	26,530	9,262,190

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Twelfth Amended and Restated Certificate of Incorporation of MongoDB, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: July 6, 2026	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: Chief Legal Officer and Secretary